Taxation (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Schedule of reconciliation between taxes on income / losses

	2025	2024	2023
	€’000	€’000	€’000
Profit/ (loss) before tax	(5,072)	(15,254)	(30,857)
Tax using Company’s domestic tax rate at 12.5%	634	1,907	3,857
Tax effect of:
Non-deductible expenses / non-taxable income	211	(764)	(967)
Current-year losses for which no deferred tax asset is recognized	(508)	(805)	(4,647)
Impacts of different foreign tax rates	(64)	156	1,916
Tax expense of acquired subsidiary (QIND)*	(146)	(25)	-
Release of deferred tax liabilities (QIND PPA)*	238	-	-
Impairment of goodwill - not deductible	(132)	-	-
Consolidation adjustments and deconsolidated entities not subject to Group tax	(141)	-	-
Total tax	92	470	159

*	The income tax credit for the year ended 31 December 2025 of €0.1 million comprises the release of the deferred tax liability recognised on the QIND purchase price allocation intangibles (€0.24 million), less the current tax expense of Al Shola Gas (€0.15 million). No tax arises in Ireland or Spain, as current-year losses are not recognised as deferred tax assets. The income tax charge for the year ended 31 December 2024 of €25k comprises the tax expense of QIND.

Schedule of deferred tax liability
	2025	2024
	€’000	€’000
Opening balance	(2,198)	-
Recognised on acquisition of QIND	-	(2,198)
Released to profit or loss	238	-
Exchange differences	219	-
Closing balance	(1,741)	(2,198)

Schedule of unrecognised deferred tax assets

The Group has not recognised deferred tax assets in respect of the following items, on the basis that it is not considered probable that sufficient future taxable profits will be available in the relevant jurisdictions against which the unused tax losses and deductible temporary differences could be utilised:

	2025	2024
	€’000	€’000
Unused tax losses	2,423	2,935
Deductible temporary differences - share-based payments	195	393
Total unrecognised deferred tax assets	2,618	3,328